UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

ONCORUS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39575	47-3779757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Corporate Drive
Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (339) 240-3330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONCR	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On July 18, 2023, Oncorus, Inc. (the "Company") entered into a Lease Termination Agreement with IQHQ-4 Corporate, LLC ("Landlord") for certain premises (the "Premises") located at 4 Corporate Drive, Andover, Massachusetts 01810 (the "Lease Termination Agreement"). The Lease Termination Agreement provides that the Lease Agreement entered into as of December 29, 2020, by and between the Company and Landlord (as amended to date, the "Lease"), will terminate on July 31, 2023 (the "Lease Termination Date"). On before the Lease Termination Date, the Company is obligated under the Lease Termination Agreement to vacate and surrender the Premises consistent with the Company's surrender obligations under the Lease, including the surrender of all leasehold improvements remaining in the Premises. Following the Lease Termination Date, the Company shall have no further right to possess, use, occupy, enter or otherwise enjoy the Premises, and the Company shall have no further obligations to the Landlord under the Lease.

As consideration for Landlord’s agreement to enter into the Lease Termination Agreement and as full and final settlement of the Company's obligations to the Landlord under the Lease, the Landlord shall have the right to draw upon the full amount of a letter of credit that it currently holds under the Lease.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2023, Douglas M. Fambrough, III, Ph.D. notified the Company of his resignation from the Company's Board of Directors (the "Board") as well as the Compensation Committee of the Board, effective as of July 20, 2023. Dr. Fambrough's resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCORUS, INC.

Date:	July 19, 2023	By:	/s/ Alexander Nolte
Alexander Nolte Interim Chief Financial Officer